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                          SECURITIES AND EXCHANGE COMMISSION

                                WASHINGTON, D.C. 20549

                                       FORM 8-K

                                    CURRENT REPORT

                        Pursuant to Section 13 or 15(d) of the
                           Securities Exchange Act of 1934


Date of Report (Date of Earliest event reported)           June 20, 1997
                                                -------------------------------

                               THE TODD-AO CORPORATION
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                (Exact name of registrant as specified in its charter)


         Delaware                  0-1461                  13-1679856
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(State or other jurisdiction    (Commission              (IRS Employer
     of incorporation)          File Number)           Identification No.)


                 900 North Seward Street, Hollywood, California 90038
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               (Address of principal executive offices)     (Zip Code)


          Registrant's telephone number, including area code (213) 962-4000
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                                    Not Applicable
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             (Former name or former address, if changed from last report)


Exhibit index located on page 3


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                               THE TODD-AO CORPORATION


                                       FORM 8-K


                                    JUNE 20, 1997


                             ---------------------------

                                  TABLE OF CONTENTS


Item 2.  ACQUISITION OR DISPOSITION OF ASSETS.                           Page 2

Item 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL
         INFORMATION AND EXHIBITS.

         a.   Financial Statements of business acquired:

                   Item 7 (a) has been omitted due to the
                   impracticality of filing the required
                   audited financial statements at the
                   time of filing this report on Form 8-K.
                   Item 7 (a) will be filed on Form 8 within 60 days after the required filing date of this report.

         b.   Pro forma condensed financial information

                   Item 7 (b) has been omitted due to the
                   impracticality of filing the required pro forma information at the time of filing this report on Form 8-K. Item 7 (b) will be filed on Form 8 within 60 days after required filing date of this report.

         c.   Exhibit Index                                              Page 3


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Item 2.       ACQUISITION OR DISPOSITION OF ASSETS

              On the closing date, June 20, 1997, an agreement dated June 18, 1997 for the purchase and sale of substantially all of the assets and certain liabilities was entered into by and among The Todd-AO Corporation, a Delaware corporation ("TAO") , Todd-AO HD, Inc., a California corporation (collectively the "Purchaser") and Hollywood Digital Limited Partnership, a Delaware limited partnership (the "Seller"), and Hollywood Digital, Inc., a Delaware corporation; the Palladion Limited Partnership, a Delaware limited partnership; HDZ Digital Limited Partnership, a Massachusetts limited partnership; Rand Gladden; William Romeo;
              M. David Cottrell; and Michael Jackson (each, a "Partner" and collectively, the "Partners") for an aggregate consideration of $30,400,000. The purchase price is subject to reduction by an adjustment factor if the operating profit (as defined in the agreement) for the period July 1, 1996 to June 30, 1997 is less than $5,500,000. The adjustment factor is six (6) times the amount by which $5,500,000 exceeds the operating profit. The acquisition has been accounted for as a purchase. Of the total purchase price, cash in the amount of $17,741,429 was used to pay down existing debt of the seller; $19,500 was used to assume additional debt; and the remaining $12,639,071 is evidenced by the issuance of two convertible subordinated notes of TAO, one in the amount of $9,239,071 and one in the amount of $3,400,000.
              The second note in the amount of $3,400,000, is subject to reduction by the adjustment factor described above and will be held in escrow until the purchase price has been finally determined. The principal is due and payable at the end of three years and interest is payable annually at 5%. The notes are convertible into TAO Class A Common Stock at the conversion price of $11.875 per share at any time before the maturity date. The final purchase price will approximate fair market value.

              Financing of the debt paid at closing was provided by the Company's credit facility with its institutional lender.

              Todd-AO provides post-production sound and video services to the film and television industries and Hollywood Digital ("HD") is an all digital, post-production facility providing sound and video services to the film, television, and commercial advertising industries.


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Item 7.       FINANCIAL STATEMENTS, PRO FORMA INFORMATION AND EXHIBITS

              c. The following exhibits are filed with this current report on Form 8-K:

              EXHIBIT NO.    EXHIBIT
                   1         Agreement for the purchase and sale of assets
                             between The Todd-AO Corporation, Todd-AO HD, Inc., and Hollywood Digital Limited Partnership and its
                             Partners dated as of June 18, 1997 ("The Purchase
                             Agreement").

                 1 (a) Exhibit A to The Purchase Agreement: Todd-AO Corporation Convertible Subordinated Note No.

                 1 (b) Exhibit B to The Purchase Agreement: Todd-AO Corporation Convertible Subordinate Note No.

                 1 (c)       The Registration Rights Agreement.

                 1 (d)       Assignment & Assumption of Lease (6660 Sunset
                             Blvd.)

                 1 (e)       Assignment & Assumption of Lease (6690 Sunset
                             Blvd.)

                 1 (f)       Assignment & Assumption of Lease (1661 Lincoln
                             Blvd.)

                 1 (g)       Indemnification Agreement.

                 1 (h)       Bill of Sale.

                 1 (i) Hollywood Digital and HD-Related Partners Noncompetition Agreement.

                 1 (j)       Phemus Noncompetition Agreement.

                   2 Employment Agreement dated as of June 19, 1997 between The Todd-AO Corporation and Rand Gladden including Memorandum of Understanding.

                   3 Fifth Amendment dated June 6, 1997 to Credit Agreement dated as of December 2, 1994 between The Todd-AO Corporation and Bank of America National Trust and Savings Association.


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                                      SIGNATURE


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized



                                                 THE TODD-AO CORPORATION
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                                                      (Registrant)


                                                  /S/    SILAS R. CROSS
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                                                         Silas R. Cross
                                                    Vice President/Treasurer


    JULY 3, 1997
    ------------
        Date


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